Exhibit 24
                       POWER OF ATTORNEY


  KNOW ALL PERSONS BY THESE PRESENTS, That the undersigned officer of The Kroger Co. (the "Company") hereby constitutes and appoints Paul W. Heldman and Bruce M. Gack and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, to sign, execute and affix his seal thereto and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) any of the documents referred to below relating to the registration under the Securities Act of 1933, as amended, on Form S-8 or other appropriate form of such number of shares of the Common Stock of the Company as the Company may determine to include in that registration statement or any amendment thereto with respect to the selling of any such stock to the employees of the Company or its subsidiaries pursuant to the Company's Employee Stock Purchase Plan: (a) a registration statement under the Securities Act of 1933, as amended, with all exhibits and any and all documents required to be filed with respect thereto; and (b) any and all amendments thereto (including any amendment or amendments increasing or decreasing the amount of the securities or changing the securities for which registration is being sought) which may be filed from time to time by the Company with all exhibits and any and all documents required to be filed with respect thereto; granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, I have hereunto set my hand.





  (Joseph A. Pichler)                     September 15 , 1994
  ----------------------------
  Joseph A. Pichler
  President and Chief Executive Officer














                       POWER OF ATTORNEY


  KNOW ALL PERSONS BY THESE PRESENTS, That the undersigned officer of The Kroger Co. (the "Company") hereby constitutes and appoints Paul W. Heldman and Bruce M. Gack and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, to sign, execute and affix his seal thereto and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) any of the documents referred to below relating to the registration under the Securities Act of 1933, as amended, on Form S-8 or other appropriate form of such number of shares of the Common Stock of the Company as the Company may determine to include in that registration statement or any amendment thereto with respect to the selling of any such stock to the employees of the Company or its subsidiaries pursuant to the Company's Employee Stock Purchase Plan: (a) a registration statement under the Securities Act of 1933, as amended, with all exhibits and any and all documents required to be filed with respect thereto; and (b) any and all amendments thereto (including any amendment or amendments increasing or decreasing the amount of the securities or changing the securities for which registration is being sought) which may be filed from time to time by the Company with all exhibits and any and all documents required to be filed with respect thereto; granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.


  IN WITNESS WHEREOF, I have hereunto set my hand.





  (Rodney McMullen)                   September 15, 1994
  ------------------------------
  Rodney McMullen
  Vice President -
  Financial Services and Control

                       POWER OF ATTORNEY

  KNOW ALL PERSONS BY THESE PRESENTS, That the undersigned officer of The Kroger Co. (the "Company") hereby constitutes and appoints Paul W. Heldman and Bruce M. Gack and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, to sign, execute and affix his seal thereto and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) any of the documents referred to below relating to the registration under the Securities Act of 1933, as amended, on Form S-8 or other appropriate form of such number of shares of the Common Stock of the Company as the Company may determine to include in that registration statement or any amendment thereto with respect to the selling of any such stock to the employees of the Company or its subsidiaries pursuant to the Company's Employee Stock Purchase Plan: (a) a registration statement under the Securities Act of 1933, as amended, with all exhibits and any and all documents required to be filed with respect thereto; and (b) any and all amendments thereto (including any amendment or amendments increasing or decreasing the amount of the securities or changing the securities for which registration is being sought) which may be filed from time to time by the Company with all exhibits and any and all documents required to be filed with respect thereto; granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.


  IN WITNESS WHEREOF, I have hereunto set my hand.





  (William J. Sinkula)                    September 15, 1994
  ------------------------------------
  William J. Sinkula
  Executive Vice President

                       POWER OF ATTORNEY


  KNOW ALL PERSONS BY THESE PRESENTS, That the undersigned officer of The Kroger Co. (the "Company") hereby constitutes and appoints Paul W. Heldman and Bruce M. Gack and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, to sign, execute and affix his seal thereto and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) any of the documents referred to below relating to the registration under the Securities Act of 1933, as amended, on Form S-8 or other appropriate form of such number of shares of the Common Stock of the Company as the Company may determine to include in that registration statement or any amendment thereto with respect to the selling of any such stock to the employees of the Company or its subsidiaries pursuant to the Company's Employee Stock Purchase Plan: (a) a registration statement under the Securities Act of 1933, as amended, with all exhibits and any and all documents required to be filed with respect thereto; and (b) any and all amendments thereto (including any amendment or amendments increasing or decreasing the amount of the securities or changing the securities for which registration is being sought) which may be filed from time to time by the Company with all exhibits and any and all documents required to be filed with respect thereto; granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.


  IN WITNESS WHEREOF, I have hereunto set my hand.





  (Richard L. Bere)                   September  15, 1994
  Richard L. Bere
  President and
  Chief Operating Officer












                       POWER OF ATTORNEY


  KNOW ALL PERSONS BY THESE PRESENTS, That each of the undersigned directors of The Kroger Co. (the "Company") hereby constitutes and appoints Paul W. Heldman and Bruce M. Gack and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and affix his or her seal thereto and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) any of the documents referred to below relating to the registration under the Securities Act of 1933, as amended, on Form S-8 or other appropriate form of such number of shares of the Common Stock of the Company as the Company may determine to include in that registration statement or any amendment thereto with respect to the selling of any such stock to the employees of the Company or its subsidiaries pursuant to the Company's Employee Stock Purchase Plan: (a) a registration statement under the Securities Act of 1933, as amended, with all exhibits and any and all documents required to be filed with respect thereto; and (b) any and all amendments thereto (including any amendment or amendments increasing or decreasing the amount of the securities or changing the securities for which registration is being sought) which may be filed from time to time by the Company with all exhibits and any and all documents required to be filed with respect thereto; granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he or she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned directors have hereunto set their hands and seals, as of the 15th day of September, 1994.

  (Joseph A. Pichler)                 (Patrica Shontz Longe)
  -----------------------             -------------------------
  Joseph  A. Pichler             Patricia Shontz Longe

  (Richard L. Bere)              (Katherine D. Ortega)
  -----------------------             -------------------------
  Richard L. Bere                Katherine D. Ortega

  (John L. Ong)                  (Richard W. Dillon)
  -----------------------             -------------------------
  John L. Ong                    Richard W. Dillon

  (Raymond B. Carey, Jr.)             (John L. Clendenin)
  -----------------------             -------------------------
  Raymond B. Carey, Jr.          John L. Clendenin

  (John T. LaMacchia)                 (T. Ballard Morton, Jr.)
  -----------------------             -------------------------
  John T. LaMacchia              T. Ballard Morton, Jr.


  (James D. Woods)               (Lyle Everingham)
  -----------------------             -----------------------
  James D. Woods                 Lyle Everingham

  (Reuben V. Anderson)
  -----------------------
  Reuben V. Anderson

  (Martha R. Seger)
  -----------------------
  Martha R. Seger

















































                              THE KROGER CO.
                     ASSISTANT SECRETARY'S CERTIFICATE


     I, Bruce M. Gack, Assistant Secretary of The Kroger Co., a corporation organized and existing under and by virtue of the laws of the State of Ohio (the "Company"), do hereby certify that the following is a true copy of certain resolutions adopted by the Board of Directors of the Company at a meeting duly called and held on September 15, 1994, at which a quorum was present and acting throughout; and I further certify that such resolutions have not been amended, modified or rescinded and remain in full force and effect:

     "RESOLVED, That The Kroger Co. Employee Stock
     Purchase Plan (the "Plan"), be, and the same hereby is, amended to provide for up to 14 million shares of the Company's common stock to be sold, transferred, or held in such Plan and such other related amendments as the officers of the Company shall, upon the advice of counsel, approve; and further

     RESOLVED, That the Registration Statement of the
     Company on Form S-8 or other appropriate form (the
     "Registration Statement"), for the purpose of registering such Plan under the Securities Act of 1933 be, and the same hereby is, approved and that the proper officers of the Company be, and they hereby are, authorized to execute such Registration
     Statement on behalf of the Company and file the same with the Securities and Exchange Commission in substantially the form hereby approved or with such changes therein as the officers executing the same may approve, the approval of any such officer to be conclusively evidenced by execution and delivery thereof; and further

     RESOLVED, That the officers of the Company be, and they hereby are, authorized from time to time to execute in the name and on behalf of the Company, such further amendment or amendments to said
     Registration Statement as they shall deem desirable, to procure all other necessary signatures thereto and to file such amendment or amendments, when so signed, with the Securities and Exchange Commission; and further

     RESOLVED, That Paul W. Heldman and Bruce M. Gack, or any one of them, be and they hereby are made, constituted and appointed the true and lawful attorneys-in-fact, with authority to sign and execute on behalf of The Kroger Co., and on behalf of the directors and officers thereof in their official capacities, the Registration Statement and any and all amendments thereto, which they in their discretion deem necessary or advisable, to be filed with the Securities and Exchange Commission; and further

     RESOLVED, That Paul W. Heldman, Vice President,
     Secretary and General Counsel of this Company, whose address is 1014 Vine Street, Cincinnati, Ohio, be and he is designated as the Agent for Service to be named in the Registration Statement, and authorized to receive notices and communications, with respect to the registration under the Securities Act of 1933, as amended, of the proposed issue of the aforesaid shares of Common Stock with all powers consequent upon such designation under the rules and regulations of the Securities and Exchange Commission; and further

     RESOLVED, That the officers of the Company, and any one or more of them be, and they hereby are, authorized and directed, in the name of and on behalf of the Company, to take any and all action which they deem necessary or advisable to register or qualify the aforesaid shares of Common Stock for issue, offer, sale or trade under the Blue Sky or securities laws of any State of the United States or Province of Canada and in connection therewith to sign, execute, acknowledge, verify, deliver, file and publish all such applications, issuer's covenants, consents to service of process, resolutions and other papers and documents as may be required under such laws, and to take any and all further action which they deem necessary or advisable in order to maintain such registration or qualification of such shares of Common Stock for as long as they may deem necessary or as required by law; and further

     RESOLVED, That the proper officers of the Company be, and they hereby are, authorized in the name and on behalf of the Company to execute and file application for the listing of the aforesaid shares of Common
     Stock on the New York Stock Exchange and such other stock exchanges as they may deem appropriate, and to take any and all action, and prepare, execute, and file any and all other applications and agreements, including an indemnity agreement relating to the use of facsimile signatures in the execution of aforesaid shares of Common Stock, necessary, incidental or convenient to effectuate such listing; and further

     RESOLVED, That for the purpose of executing the aforesaid shares of Common Stock the Company hereby adopts and acknowledges the facsimile signatures of Joseph A. Pichler and Paul W. Heldman, its Chairman of the Board, and Secretary, respectively, and said shares of Common Stock may be executed by the facsimile signatures hereby adopted until further order of the Board of Directors, notwithstanding that either or both of said persons may have ceased to hold the respective aforesaid offices at the time such shares of Common Stock shall be actually delivered; and further

     RESOLVED, That the officers of the Company be, and they hereby are, authorized and directed in the name and on behalf of the Company to do or cause to be done, any and all such other acts and things, and to prepare, execute, deliver and, where necessary or appropriate, file with the appropriate governmental authorities, any and all such certificates, agreements, applications, documents, papers and instruments as, with the advice of counsel, they may deem necessary or desirable in order to carry into effect the purposes and intent of the foregoing resolutions and the various transactions contemplated thereby."

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed the corporate seal of said Company on the 16th day of September, 1994.


                              (Bruce M. Gack)
                              Bruce M. Gack
                              Assistant Secretary